Page 1 First Interstate BancSystem, Inc. Annual Meeting May 21, 2014 Exhibit 99.1

First Interstate BancSystem
Safe Harbor

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements.
Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about revenues, income from the origination and sale of loans, net interest margin, quarterly provisions for loan losses, non-interest expense, loan growth, non-performing assets and net charge-off of loans, the benefits of the business combination transaction involving First Interstate
BancSystem, Inc. (FIBK) and Mountain West Financial Corp (MTWF), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following:  the factors described in our Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”), including under the sections entitled “Risk Factors,” the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which FIBK and MTWF operate; the ability to promptly and effectively integrate the businesses of FIBK and MTWF; the reaction of the companies’ customers, employees and counterparties to the transaction; and the diversion of management time on merger-related issues. The risk factors described in Forms 10-K are not necessarily all of the important factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statement contained in this presentation. Other unknown or unpredictable factors also could affect our results.
All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
Additional Information About the Merger and Where to Find it
FIBK intends to file with the SEC a proxy statement/prospectus and other relevant materials in connection with the merger, including the definitive merger agreement.  The proxy statement/prospectus will be mailed to the shareholders of MTWF.  Investors are urged to read the proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about MTWF, FIBK and the merger.
The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by FIBK with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors may obtain free copies of the documents filed by FIBK with the SEC by contacting Amy Anderson, First Interstate BancSystem, Inc., 401 N. 31st Street, Billings, MT, 59101; telephone 406-255-5390.

First Interstate Bank

MONTANA
WYOMING
SOUTH DAKOTA
Great Falls
Miles City
Colstrip
Billings
Hardin
Lame Deer
Sheridan
Buffalo
Gillette
Belle Fourche
Spearfish
Sturgis
New Underwood
Wall
Hill City
Custer
Hot Springs
Edgemont
Riverton
Lander
Laramie
Cheyenne
Our Territory

Page 3 ST A Strong Banking Franchise spread across a Healthy Economic Footprint

First Interstate BancSystem
2013 – A Year of Solid Performance
Company Snap Shot
Total Assets of $7.6 Billion
Total Loans of $4.3 Billion
Total FTE’s of 1635, with 47 FTE reduction during the year
Branch density optimization resulted in 2 branch closures
and reprioritizing services at 6 branches
Business Process Improvement resulting in centralized
Home Loan underwriting and study of Commercial Loan
work flow
Business Intelligence Department created to leverage
technology and better understand customer needs
Company Financial
Performance
2013 net income of $86.1 million, or $1.96 per share, was
the highest in the Company’s history
14% increase in dividend per share to $.16 as of Q1 2014
Continued improvement in credit quality trends

First Interstate BancSystem Page 5 Balance Sheet, Earnings and Asset Quality Trends

Total Assets grew from $7.1 billion to $7.6 billion
(in millions)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2009
2010
2011
2012
2013

First Interstate BancSystem Asset Base Stable throughout the Recession Page 6

$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2009
2010
2011
2012
2013
Real Estate
Consumer
Commercial
Agricultural
Other
Held for Sale

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2009
2010
2011
2012
2013
Commercial RE
Construction RE
Residential RE
Agricultural RE

First Interstate BancSystem
Loan Portfolio Mix

Real Estate Portfolio shifted out of Construction
Real Estate.  Growth in Residential Real Estate
from 10 – 15 year Mortgage Products.
Total Loan Portfolio remains concentrated on
Real Estate Loans
Total Loan Portfolio Real Estate Portfolio
(in millions)

Total Deposits grew from $5.8 billion to $6.1 billion
(in millions)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2009
2010
2011
2012
2013

First Interstate BancSystem Deposit base stable throughout the Recession Page 8

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2009
2010
2011
2012
2013
Non-Int Bearing
Int Bearing Demand
Savings
Time >$100
Time, Other

First Interstate BancSystem Shifting Deposit Mix Page 9 Low interest rate environment resulted in a shift out of Time Deposits into Demand deposits (in millions)

Net Income
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$37,356
$44,546
$58,224
$86,136
48% Increase
2010
2011
2012
2013

First Interstate BancSystem Earnings Improvement Page 10 (in thousands)

Earnings Per Share
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.85
$0.96
$1.27
$1.96
2010
2011
2012
2013

First Interstate BancSystem Earnings Per Share Trending UP Page 11

Annualized Return on Average Common Equity

12.00%
9.00%
6.00%
3.00%
0.00%
11.05%
2010
2011
2012
2013

Annualized Return on Average Assets

1.20%
0.90%
0.60%
0.30%
0.00%
1.16%
2010
2011
2012
2013

First Interstate BancSystem Earnings Ratios back to Pre-Recession Levels Page 12

Total Risk Based Capital
Tier 1 Risk Based Capital
Tangible Common to Tangible Assets
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
16.75%
14.93%
9.14%
2009
2010
2011
2012
2013
*

First Interstate BancSystem
Strong Capital Ratios

* Redemption of $50 M Preferred Stock
Organic growth
preferred
Mountain West
Acquisition
Strong dividend
payout ratio
Stock repurchase plan
Deploying capital
to maximize
shareholder return

Non-Performing Assets
$300
$250
$200
$150
$100
$50
$-
2009
2010
2011
2012
2013

Non-Performing Loans
$240
$200
$160
$120
$80
$40
$-
2009
2010
2011
2012
2013

OREO
$40
$35
$30
$25
$20
$15
$10
$5
$-
2009
2010
2011
2012
2013

First Interstate BancSystem Improving Credit Quality Trends Page 14 (In millions) 70% reduction since peak in mid-2012 Earnings Improvement driven by Improved Credit Metrics

First Interstate BancSystem, Inc. - Price Change (%)
FIBK (+71.17%)
KBW Bank (+30.74%)
Price Change (%)
120
100
80
60
40
20
0
-20
-40
Jul 2010
Jan 2011
Jul 2011
Jan 2012
Jul 2012
Jan 2013
Jul 2013
Jan 2014

First Interstate BancSystem Page 15 Stock Price Increase at Steady Pace Since IPO March 23, 2010

First Interstate BancSystem, Inc. - Total Return (%)
FIBK (+87.20%)
Total Return (%)
100
80
60
40
20
0
-20
Jan 2013
Mar 2013
May 2013
Jul 2013
Sep 2013
Nov 2013

First Interstate BancSystem Page 16 Significant Total Shareholder Return in 2013

First Interstate BancSystem Page 17 First Interstate BancSystem Merger with Mountain West Financial Corp. February 10, 2014

First Interstate BancSystem
Transaction Highlights

Compelling
Strategic
Fit
Low Execution Risk
Enhances Shareholder
Value
Creates the #1 deposit market share franchise in the state of Montana
Meaningfully expands Helena presence while creating consolidation opportunities in other market areas
Adds scale within existing footprint with no anticipated divestiture required
Adds strong customer base and talented people to FIBK organization
Comprehensive due diligence process completed
Knowledge of market area and similar business lines
Thoughtful and conservative approach to financial modeling
Meaningful cost savings opportunities
Immediately accretive to FIBK’s EPS
Modest dilution to tangible book value recaptured in approximately three years

Colville
Glacier N.P.
Blackfeet I.R.
Cut Bank
Malta
Fort Peck I.R.
Bottineau
Glasgow
Fort Belknap I.R.
Charles M Russell National Wildlife Refuge
Sidney
Choteau
Bob Marshall Wilderness
Spokane
Spokane Valley
Flathead I.R.
MONTANA
Little Missouri National Grassland
Glendive
Bismarck
Orofino
Nez Perce I.R.
Frank Church River of No Return Wilderness Area
Hettinger
Standing Rock Indian Reservation
Cheyenne River Indian Agency
Forsyth
Crow I.R.
Yellowstone N.P.
Thunder Basin National Grassland
Grand Teton
Washakie Wilderness
Pine Ridge I.R.
Martin
Rosebud I.R.
Valentine
Boise
IDAHO
Soda Springs
Oglala National Grassland
Rock Springs
NEBRASKA

First Interstate BancSystem
Pro Forma Branch Map

FIBK     (76)
MTWF  (13)
1) Deposit data as of June 30, 2013
Source: SNL Financial; FDIC
Branch Proximity Analysis¹
Distance from Number of Total MTWF % of
FIBK Branch MTWF Deposits Total
(mi.) Branches ($000s) Deposits
0.25 4 40,005 7.6
0.5 7 100,911 19.1
1 10 479,344 90.6
5 13 528,963 100.0
Helena
Great
Falls
Missoula
Bozeman
Kalispell
Whitefish

First Interstate BancSystem
Summary of Deal Terms

Consideration
0.2552 FIBK shares of Class A Common Stock and $7.125 in cash in exchange for each MTWF share
Outstanding and unexercised MTWF options will be cashed out at closing
Valuation
Based on FIBK closing stock price on February 10, 2014 of $24.77, per share value to MTWF of $13.45 or $72.8 million in the aggregate in exchange for all
MTWF shareholder and optionholders
~124% of MTWF Tangible Book Value Per Share
~20x LTM EPS (excluding cost savings)
Approximately 47% stock, 53% cash consideration mix
Post-Merger Economic
Ownership
97.0% FIBK/3.0% MTWF
Anticipated Closing
Mid-year 2014
Selected Closing
Conditions
Customary regulatory approvals
MTWF shareholder approval received May 13
,
2014

First Interstate BancSystem
Summary Financial Assumptions and Impact

Cost Savings Approximately 35% of MTWF noninterest expense base
One-time Deal Costs
Approximately $7.2 million pretax
Fair Market Value and
Accounting
Adjustments
Loan portfolio mark-to-market
~4.4% of gross loans
Core Deposit Intangible
1.50% amortized over 7 years
Fixed asset write-down of $10 to $11 million
Debt Redemption
$19.8 million Trust Preferred redeemed at closing at par
Impact to FIBK Shareholders
2015e EPS
6% to 7% EPS accretion (100% phase-in of cost savings)
TBVPS Impact
~3% dilutive to tangible book value per share at closing
Approximately 3 year earn-back
Internal Rate of Return
>15%

Long Track Record of Profitability
Leading Market Positions
Attractive and Healthy Footprint
Improving Credit Metrics
Low-Cost Core Deposit Base
Growth Opportunities
Increasing Shareholder Returns
First Interstate BancSystem

Why invest in First Interstate BancSystem?